UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 18, 2023
BMW Vehicle Owner Trust 2023-A
(Exact name of issuing entity as specified in its charter) Central Index Key number: 0001921318
BMW FS Securities LLC
(Exact name of depositor/registrant as specified in its charter) Central Index Key number: 0001136586
BMW Financial Services NA, LLC
(Exact name of sponsor as specified in its charter) Central Index Key number: 0001541188
Delaware	333-262471 333-262471-02	22-2013053 93-6392384
(State or other jurisdiction of incorporation)	(Commission File Number of registrant and issuing entity, respectively)	(Registrant’s and issuing entity’s IRS Employer Identification No., respectively)
300 Chestnut Ridge Road, Woodcliff Lake, New Jersey (Address of principal executive offices)	07677 (Zip Code)

Registrant’s telephone number, including area code: (201) 307-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Item 1.01.                          Entry into a Material Definitive Agreement.
On July 18, 2023, BMW FS Securities LLC transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to BMW Vehicle Owner Trust 2023-A (the “Trust”).  The Trust granted a security interest in the Receivables to U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $350,000,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $345,000,000; (iii) Class A-2b Asset-Backed Notes in the aggregate original principal amount of $180,000,000, (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $525,000,000; and (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $100,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file copies of the Indenture, Amended and Restated Trust Agreement, Owner Trust Administration Agreement, Sale and Servicing Agreement, Receivables Purchase Agreements and Asset Representations Review Agreement (as listed below) executed in connection with the issuance of the Notes.
Item 9.01.                          Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:
1.1*
Underwriting Agreement, dated July 11, 2023, among BMW Financial Services NA, LLC (“BMW FS”), BMW FS Securities LLC (the “Depositor”) and TD Securities (USA) LLC, on behalf of itself and as representative of the several underwriters named therein.

4.1	Indenture, dated as of July 18, 2023, between the Trust and the Indenture Trustee.
10.1	Amended and Restated Trust Agreement, dated as of July 18, 2023, between the Depositor and Wilmington Trust, National Association, as owner trustee.
10.2	Owner Trust Administration Agreement, dated as of July 18, 2023, among BMW FS, as administrator, the Trust and the Indenture Trustee.
10.3
Sale and Servicing Agreement, dated as of July 18, 2023, among the Depositor, BMW FS, as sponsor, servicer, administrator and custodian, the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary.

10.4	Receivables Purchase Agreement, dated as of July 18, 2023, between the Depositor and BMW FS.
10.5	Receivables Purchase Agreement, dated as of July 18, 2023, between the Depositor and BMW Bank of North America.

10.6	Asset Representations Review Agreement, dated as of July 18, 2023, among the Trust, as issuer, BMW FS, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1*	Depositor Certification, dated July 11, 2023, for shelf offerings of asset-backed securities.
____________
*  Previously filed on Form 8-K on July 13, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Helena von Gladiss
Name:  Helena von Gladiss
Title:   Treasurer

By: /s/ Ole Jensen
Name:  Ole Jensen
Title:    Chief Financial Officer and Vice President – Finance

Dated: July 18, 2023